UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.            )

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DEERE & COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
DEERE & COMPANY
2022 Annual Meeting
Vote by February 22, 2022 11:59 PM ET. For shares held in a Plan, vote by February 18, 2022 11:59 PM ET.

DEERE & COMPANY SHAREHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265

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You invested in DEERE & COMPANY, and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 23, 2022.

Get informed before you vote

View the Notice of the 2022 Annual Meeting, the Fiscal 2021 Proxy Statement, Form of Proxy, and the Fiscal 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 9, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* February 23, 2022 10:00 a.m. CST Virtually at: www.virtualshareholdermeeting.com/DE2022

*	Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1a.	Election of Director: Leanne G. Caret	For
1b.	Election of Director: Tamra A. Erwin	For
1c.	Election of Director: Alan C. Heuberger	For
1d.	Election of Director: Charles O. Holliday, Jr.	For
1e.	Election of Director: Michael O. Johanns	For
1f.	Election of Director: Clayton M. Jones	For
1g.	Election of Director: John C. May	For
1h.	Election of Director: Gregory R. Page	For
1i.	Election of Director: Sherry M. Smith	For
1j.	Election of Director: Dmitri L. Stockton	For
1k.	Election of Director: Sheila G. Talton	For

2.	Advisory vote on executive compensation	For
3.	Ratification of the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2022	For
4.	Approval of the Nonemployee Director Stock Ownership Plan	For
5.	Shareholder Proposal - Special Shareholder Meeting Improvement	Against

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